EXHIBIT 10.1



CA CALYON
   FINANCIAL

   ------------------------------------------------------


                                        Futures Account Agreement

Thank you for your interest in opening a futures trading account with Calyon Financial Inc.

This package includes the agreements and forms necessary to establish a futures trading account as well as certain documentation which may, at your discretion, be completed by you to allow specific types of trading activities. Included is a set of Disclosure Statements required by different exchanges and regulators for certain types of activities. You should review these statements to understand some of the risks of trading and be aware of how your rights in certain markets might be limited. These Statements should be kept by you and copies should be distributed to the relevant parties within your organization.

In addition to the attached documents, specific legal and financial information may be required from you prior to approving a new account.

Employees of banks and brokerage firms will be asked to submit an Employee Consent Letter.

If your account will be traded by a party other than yourself under a Power of Attorney, additional documentation will be required prior to the start of trading.

Hedge clients must be sure to complete the Hedge Election section on page 15 of the Futures Account Agreement.








Encl:    Futures Account Agreement
         Calyon Financial Inc. Disclosure Documents

                             CALYON FINANCIAL INC.
                           FUTURES ACCOUNT AGREEMENT

In consideration of the acceptance by Calyon Financial Inc. ("Calyon Financial") of one or more accounts of the undersigned ("Customer") (if more than one account is at any time opened or reopened with Calyon Financial, all are covered by this Agreement and are referred to individually and collectively as the "Account"), and Calyon Financial's agreement to act as broker, directly or indirectly, or as dealer, for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, spot and forward contracts, commodity futures contracts, options on commodity futures contracts, security futures product contracts, and transactions involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, Calyon Financial and Customer agree as follows:

1     APPLICABLE RULES AND REGULATIONS

      The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization or clearing house (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for Calyon Financial's protection and Calyon Financial's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. Calyon Financial shall not be liable to Customer as a result of any action or omission by Calyon Financial, its officers, directors, employees or agents to comply with any exchange rule.

2     PAYMENTS TO CALYON FINANCIAL

      Customer agrees to pay to Calyon Financial immediately on request (a) commissions, give-up charges, fees and service charges as are in effect from time to time for the Customer, together with all applicable regulatory and self-regulatory organization and exchange fees, charges, including all such fees, charges or costs assessed against Calyon Financial with respect to any equity securities of Customer deposited for margin obligations, and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the Account; and (c) interest on such debit balance or liability at the prevailing rate charged by Calyon Financial at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable attorneys' fees and costs incurred in collecting any such debit balance or liability. Customer understands that most of the payment obligations enumerated in subsection (a) above are automatically charged against its Account after each transaction. Customer acknowledges that Calyon Financial may charge commissions at other rates to other customers.

3     CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN

      Customer shall at all times maintain adequate margin (also known as "performance bond") in the Account so as continually to meet the original and maintenance margin requirements established by Calyon Financial for Customer. Calyon Financial may change such requirements from time to time at Calyon Financial's discretion upon notice to Customer. Such margin requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from Calyon Financial's requirements for other customers.



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      Customer agrees, when so requested, orally or by written notice, on the business day it is received, unless sooner required by Calyon Financial for an intraday requirement, to wire transfer (by the Fed wire system to the account of Calyon Financial) margin funds, and to furnish Calyon Financial with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that Calyon Financial may receive and retain as its own any interest, increment, profit, gain or benefit, directly or indirectly, accruing from any of the funds Calyon Financial receives from Customer.

4     DELIVERY; OPTION EXERCISE, ASSIGNMENT AND EXPIRATION

      A. Delivery. If Customer desires to make or take delivery under a commodity interest contract, Customer agrees to give Calyon Financial timely notice of such intent for open positions maturing in a current delivery month according to applicable rules and regulations of the exchange or clearing house and Calyon Financial's instructions. Sufficient funds to take delivery or the necessary delivery documents must be delivered by Customer to Calyon Financial according to Calyon Financial's instructions. If funds, documents or Customer's intentions with respect to delivery are not received, Calyon Financial may, without notice, either liquidate Customer's position or make or receive delivery on behalf of Customer upon such terms and by such methods as Calyon Financial reasonably determines. Customer understands that Calyon Financial may, upon prior notice to Customer, establish cut-off times for timely notification that may be earlier than the times established by the applicable rules and regulations of the exchanges or clearing houses to ensure that Calyon Financial complies with such rules and regulations. If Customer desires to make or take delivery of a security futures product, Customer agrees to open a securities account pursuant to Calyon Financial's Securities and Options Account Agreement to effect such delivery.

            If, at any time, Customer fails to deliver to Calyon Financial any property previously sold by Calyon Financial on Customer's behalf in compliance with commodity interest contracts, or Calyon Financial shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, commodity interest contracts, financial instruments, or other property previously delivered by Calyon Financial for the Account of Customer with other property of like or equivalent kind or amount, Customer hereby authorizes Calyon Financial to borrow or to buy any property necessary to make delivery thereof, or to replace any such property previously delivered, or to deliver the same to such other party or to whom delivery is to be made. Calyon Financial may subsequently repay any borrowing or purchase thereof with property purchased or otherwise acquired for the Account of Customer. Customer shall pay Calyon Financial for any actual costs, losses and damages from the foregoing, including, but not limited to, consequential damages, penalties and fines that Calyon Financial may incur or that Calyon Financial may sustain from its inability to borrow or buy any such property.

      B. Option Exercise, Assignment and Expiration. Customer agrees to give Calyon Financial timely notice if Customer intends to exercise or abandon an option contract according to the rules and regulations of the exchanges or clearing houses. Customer understands that most exchanges and clearing houses have established cut-off times for the tender of exercise or abandonment instructions, and that an option will become worthless if instructions are not delivered before such expiration time. Customer also understands


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            that certain exchanges and clearing houses will automatically exercise some "in-the-money" options unless instructed otherwise. Customer acknowledges full responsibility for taking action either to exercise or to prevent the exercise of an option contract, as the case may be, and Calyon Financial is not required to take any action with respect to an option contract, including without limitation any action to exercise an option prior to its expiration date, or to prevent the automatic exercise of an option, except upon Customer's express instructions. Customer further understands that Calyon Financial may, upon prior notice to Customer, establish exercise instruction cut-off times that may be earlier than the times established by the applicable rules and regulations of the exchanges and clearing houses to ensure that Calyon Financial complies with such rules and regulations.

            Customer understands that (a) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (b) exercised assignment notices are allocated in a manner that has been approved by the applicable exchange or clearing house from among all Calyon Financial customers' short options positions that are subject to assignment.

5     FOREIGN CURRENCY

      If Calyon Financial enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's Account and risk and (b) unless another currency is designated in Calyon Financial's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by Calyon Financial on the basis of then prevailing market rates of exchange for such foreign currency.

6     CALYON FINANCIAL MAY LIMIT POSITIONS HELD

      Customer agrees that Calyon Financial, upon notice to Customer, may limit the number of open positions (net or gross) that Customer may execute, clear and/or carry with or acquire through it. Customer agrees
      (a) not to make any trade that would have the effect of exceeding such limits, (b) that Calyon Financial may require Customer to reduce open positions carried with Calyon Financial and (c) that Calyon Financial may refuse to accept orders to establish new positions. Calyon Financial may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify Calyon Financial promptly if Customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7     NO WARRANTY AS TO INFORMATION OR RECOMMENDATION

      Customer acknowledges that:

      (a) Any market recommendations and information Calyon Financial may communicate to Customer, although based upon information obtained from sources believed by Calyon Financial to be reliable, may be incomplete and not subject to verification;

      (b) Calyon Financial makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to customer;


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      (c)   Recommendations to Customer as to any particular transaction at any given time may differ among Calyon Financial's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by Calyon Financial in its research reports or otherwise; and

      (d) Calyon Financial has no obligation or responsibility to update any market recommendations, research or information it communicates to Customer.

      Customer understands that Calyon Financial and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests that are the subject of market recommendations furnished to Customer, and that the market positions of Calyon Financial or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by Calyon Financial.

8     LIMITS ON CALYON FINANCIAL DUTIES; LIABILITY

      Customer agrees:

      (a) That Calyon Financial has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

      (b) That the commissions, which Calyon Financial receives, are consideration solely for the execution, clearing, carrying and reporting of Customer's trades;

      (c) If there is an Account Manager, an Account Manager's Agreement for the Account Manager will be provided to Calyon Financial. The Account Manager specified therein is authorized to exercise discretion and to act on behalf of Customer with respect to the Account.

            (1) Account Manager is duly organized, empowered and authorized to make the representations set forth in Section 17 hereof as if the Account Manager were substituted for the term Customer therein.

            (2) Account Manager shall direct Customer to take such action in respect of the Account as is required of Customer under this Agreement or under the rules and regulations.

            (3) Customer agrees that (1) Account Manager is authorized to act on Customer's behalf with respect to the Account, including the authority to select and authorize the payment of executing brokers, and to receive and give communications, instructions and authorizations; and (2) any right of Calyon Financial arising in connection with this Agreement is enforceable against all of Customer's assets, notwithstanding that Account Manager may exercise discretion over less than all of the assets of Customer.

            (4) Account Manager represents that it has provided to Customer and Customer represents it has received: (1) a disclosure document concerning such Account Manager's trading advice, including, in the event the Account Manager will trade


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

                  options, the options strategies to be utilized, or (2) a written statement explaining why Account Manager is not required under applicable law to provide such a disclosure document to Customer; o and

            (5) Customer acknowledges, understands and agrees that (1) any communication, notice, report, statement, advice or information given to Account Manager by Calyon Financial or received from Account Manager by Calyon Financial in respect of the Account shall be deemed to have been given to, or received from, Customer as the case may be; (2) any decision, instruction or action of, or authorization by, Account Manager in respect of the Account shall be deemed to constitute the decision, instruction, action or authorization of Customer; (3) Customer has carefully examined the provision of the documents by which it has given trading authority or control over the Account to the Account Manager and understands fully the obligations which it has assumed by executing such document; (4) Calyon Financial is in no way responsible for any loss to Customer occasioned by the actions of the Account Manager and Calyon Financial does not by implication or otherwise endorse the operating methods or trading strategies or programs of the Account Manager; and (5) Customer gives the Account Manager authority to exercise Customer's rights over the Account, and does so at its own risk.

      (d) That Calyon Financial or its shareholders, directors, officers, employees, agents, affiliates and controlling persons shall have no liability for damages, claims, losses or expenses caused by any errors, omissions or delays: (a) of sub-agents employed by Calyon Financial, provided that Calyon Financial has used reasonable care in their selection; or (b) of Calyon Financial itself, except those caused by Calyon Financial's gross negligence or willful misconduct.

9     EXTRAORDINARY EVENTS

      Customer agrees that Calyon Financial shall have no liability for damages, claims, losses or expenses caused by any errors, omissions or delays resulting from an act, condition or cause beyond the reasonable control of Calyon Financial, including, but not limited to: war; insurrection; riot; strike; act of God; fire; flood; extraordinary weather conditions; accident; action of government authority; action of exchange, clearing house or clearing organization; communications or power failure; equipment or software malfunction (including any electronic order routing or direct execution trading system or facility); error, omission or delay in the report of transactions; prices, exchange rates or other market or transaction information; or the insolvency, bankruptcy, receivership, liquidation or other financial difficulty of any bank, clearing broker, exchange, market, clearing house or clearing organization.

10    INDEMNIFICATION OF CALYON FINANCIAL, CONTRIBUTION AND REIMBURSEMENT

      (a) To the extent permitted by law, Customer agrees to indemnify and hold harmless Calyon Financial and its shareholders, directors, officers, employees, agents, affiliates and controlling persons against any liability for damages, claims, losses or expenses which they may incur as a result, directly or indirectly of: (x) Customer's violation of federal or state laws or regulations, or of rules of any exchange or self-regulatory organization; (y) any other breach of this Agreement by Customer; or (z) Customer's failure to timely deliver any security, commodity or other property previously sold by Calyon Financial on Customer's


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

            behalf. Such damages, claims, losses or expenses shall include reasonable legal fees and all expenses, costs of settling claims, interest, and fines or penalties imposed by the exchanges, self regulatory organization or governmental authority.

      (b) Customer agrees to reimburse Calyon Financial and its shareholders, directors, officers, employees, agents, affiliates and controlling persons on demand for any costs incurred in collecting any sums Customer owes under this Agreement and any costs of successfully defending against claims asserted against them by Customer.

11    NOTICES; TRANSMITTALS

      Calyon Financial shall transmit all communications to Customer at Customer's address, facsimile or telephone number set forth below or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to Calyon Financial regarding this Agreement (except routine inquiries concerning the Account) to 550 West Jackson Blvd., Suite 500, Chicago, Illinois 60661-5716; facsimile, (312) 441-4264, Attention: Legal Department. All payments and deliveries to Calyon Financial shall be made as instructed by Calyon Financial from time to time and shall be deemed received only when actually received by Calyon Financial.

12    CONFIRMATION

      All confirmations, correction notices and account statements (collectively, "Statements") shall be submitted to Customer and shall be deemed to be accurate unless the Customer notifies Calyon Financial of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Statement; provided that with respect to monthly Statements, Customer may notify Calyon Financial of any objection thereto within three business days after receipt of such monthly Statement, provided the objection could not have been raised at the time the prior Statement, e.g. confirmations and correction notices, was received by the Customer as provided for above. Any such notice of objection, if given orally, shall be confirmed promptly in writing by the Customer. Neither Customer nor Calyon Financial shall be bound by any transaction or price reported in error.

13    SECURITY INTEREST

      Customer hereby grants to Calyon Financial a first lien upon and a security interest in any and all cash, securities, whether certificated or uncertificated, security entitlements, investment property, financial assets, foreign currencies, commodity interests, commodity accounts, commodity contracts and other property (including securities and options) and the proceeds of all of the foregoing (together the "Collateral") belonging to Customer or in which Customer may have an interest, now or in the future, and held by Calyon Financial or in Calyon Financial's control or carried in any of Customer's Accounts, or in Customer's accounts carried under other agreements with Calyon Financial or its affiliates. Such security interest is granted as security for the performance by Customer of its obligations hereunder and for the payment of all loans and other liabilities which Customer has or may in the future have to Calyon Financial, whether under this Agreement or any other agreement between the parties hereto. Customer agrees to execute such further instruments, documents, filings and agreements as may be requested at any time by Calyon Financial in order to perfect and maintain perfected the foregoing lien and security interest. Calyon Financial, in its discretion, may liquidate any Collateral to satisfy any margin or Account deficiencies or to transfer the Collateral to the general ledger account of Calyon


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      Financial. Terms defined in the Uniform Commercial Code, as enacted in the State of Illinois, shall for purposes of this paragraph have the meanings set forth therein.

      In the event that the provisions of Section 13, which relate to Collateral in any account carried by Calyon Financial for Customer other than an Account established hereunder, conflict with the agreement under which such other account was established, such other agreement between Calyon Financial and Customer shall take precedence over the provisions of this Section 13.

14    TRANSFER OF FUNDS

      At any time and from time to time, Calyon Financial may transfer from one account to another account in which Customer has any interest, such excess funds, equities, securities or other property as in Calyon Financial's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other accounts except that no such transfer may be made from a segregated account subject to the Commodity Exchange Act to another account maintained by Customer unless either Customer has authorized such transfer in writing or Calyon Financial is effecting such transfer to enforce Calyon Financial's security interest pursuant to Section 13. Calyon Financial promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15    CALYON FINANCIAL'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS

      In addition to all other rights of Calyon Financial set forth in this
      Agreement:

      (a) When directed or required by a regulatory or self-regulatory organization or exchange having jurisdiction over Calyon Financial or the Account;

      (b) Whenever, in its discretion, Calyon Financial considers it necessary for its protection because of margin requirements or otherwise;

      (c) If Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with Calyon Financial or an affiliate of Calyon Financial; and such repudiation, violation, breach, or failure continues for (3) business days after notice thereof from Calyon Financial or an affiliate of Calyon Financial, except that such grace period shall not be applied to a term, covenant, or condition that relates to any financial obligations on Customer's part, including, but not limited to, the payment of margin or any delivery requirements;

      (d) If a case of bankruptcy is commenced or if a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer or (any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;


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      (e)   In the case of a natural person, Calyon Financial is informed of
            Customer's death or mental incapacity; or

      (f) If an attachment or similar order is levied against the Account or any other account maintained by a Customer or any affiliate of Customer with Calyon Financial or an affiliate of Calyon Financial;

      Calyon Financial shall have the right to (i) satisfy any obligations due Calyon Financial out of any Customer's property (also referred to as "Collateral") in Calyon Financial's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, such liquidation shall include transactions involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions (iii) cancel any or all of Customer's outstanding orders,
      (iv) treat any or all of Customer's obligations due Calyon Financial as immediately due and payable, (v) sell any or all of Customer's property in Calyon Financial's custody or control in such manner as Calyon Financial determines to be commercially reasonable, and/or (vi) terminate any or all of Calyon Financial's obligations for future performance to Customer, all without any notice to or demand on Customer, if deemed necessary by Calyon Financial. Any action hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of Calyon Financial's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each Account upon demand whether occurring upon a liquidation as provided under this Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees). In the event that the provisions of Section 15, which relate to Collateral in any account carried by Calyon Financial for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Calyon Financial and Customer shall take precedence over the provisions of this Section 15.

16    CALYON FINANCIAL'S RIGHT TO SET-OFF

      Any amount payable to Calyon Financial by the Customer in the case where an event under Section 15 has occurred, will, at the option of Calyon Financial, be reduced by its set-off against any amounts payable by Calyon Financial or any affiliate of Calyon Financial to Customer under this Agreement or any other agreement between Calyon Financial or any affiliate of Calyon Financial and Customer, or instrument or undertaking in favor of Calyon Financial or an affiliate of Calyon Financial (the "Calyon Financial payable amount"). The Calyon Financial payable amount will be discharged promptly and in all respects to the extent it is so set-off. Calyon Financial will give notice to Customer of any set-off effected under this Section 16. If a Customer's obligation to Calyon Financial or an affiliate is unascertained, Calyon Financial may, in good faith, estimate that obligation and set off any amount owing by Calyon Financial or any affiliate to Customer on any account in respect of the estimate, which amount will be revised when the obligation is ascertained. This Section and Section 15 shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which Calyon Financial is at any time otherwise entitled whether by operation of law, contract or otherwise. For purposes of this Section and Section 15, an "affiliate" of Calyon Financial shall mean:
      Calyon S.A., Calyon Financial SNC, Calyon Financial Pte Ltd., Calyon Capital Markets Asia, B.V. (Tokyo Branch), and Altura Markets, A.V., S.A.


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17    CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      Customer represents and warrants to and agrees with Calyon Financial that:

      (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby, and:

            (1) If Customer is a corporation or partnership, Customer represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction in which it is established and in every state in which it does business;
                  (b) is empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments and foreign currency as contemplated hereby; and (c) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Calyon Financial in writing.

            (2) If Customer is a trust, Customer represents and warrants that (a) it is a duly formed and existing trust under the laws of the state of its formation or such other laws as are applicable, including ERISA or similar state law, and the party or parties designated as trustee or trustees by Customer to Calyon Financial in writing submitted herewith constitute the only or all of the proper trustees thereof;
                  (b) the trustee or trustees are empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; (c) the trustee or trustees make the representations set forth in Section 17 hereof as if the term trustee(s) were substituted for the term Customer therein; and (d) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Calyon Financial in writing.

      (b) To the best of its knowledge, neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant, introducing broker, bank, broker-dealer, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to Calyon Financial;

      (c) To help the government fight the funding of terrorism and money-laundering activities, U.S. Federal law requires Calyon Financial to obtain, verify and record information that identifies each and every person for which an account is opened by Calyon Financial, whether that person is an individual, association, partnership, corporation, trust or other entity.

            Customer will furnish information and documentation as requested by Calyon Financial so that Calyon Financial can verify Customer's identity as required by U.S. Federal law. Any financial statements or information, or identifying information and documentation furnished to Calyon Financial are true, correct and complete. Customer hereby authorizes Calyon Financial to contact such banks, financial institutions and credit agencies as Calyon Financial shall deem appropriate for verification of such financial statements or other information. Upon the Customer's request, Calyon Financial will inform the Customer whether it has obtained credit reports, and if so, Calyon Financial will inform the Customer of the name and address of the reporting agency that furnished those reports.


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            Except as disclosed in writing, (i) Customer is not a commodity pool or is exempt from registration under the rules of the CFTC, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer.

      (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

      (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or other regulatory authority documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

      (f) Customer consents to the electronic recording, at Calyon Financial's discretion, of any or all telephone conversations with Calyon Financial (without automatic tone warning device), the use of same as evidenced by either party in any action or proceeding arising out of the Agreement and in Calyon Financial's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

      (g) Absent a separate written agreement between Customer and Calyon Financial with respect to give-ups, Calyon Financial, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to Calyon Financial for clearance and/or carrying in the Account;

      (h) Calyon Financial, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading or order routing systems maintained or operated by or under the auspices of an exchange or by Calyon Financial, or any third party vendors, that Calyon Financial shall not be liable or obligated to Customer for any losses, claims, damages, liabilities, costs or expenses (including but not limited to loss of profits, loss of use, direct or indirect incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any error, fault, failure, inadequate performance or nonperformance, delay, omission, malfunction, inaccuracy or termination of an electronic trading system or order routing system or Calyon Financial's inability to enter, cancel or modify an order on behalf of Customer on or through an electronic trading system or order routing system. The provisions of this Section 17(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligations or otherwise; and

      (i) Calyon Financial shall be entitled to rely on any instructions, notices and communications, whether oral or in writing, that it reasonably believes to be from an individual authorized to act on behalf of Customer, including, but not limited to, any individual(s) identified in writing by Customer as authorized to act on its behalf, and Customer shall be bound thereby. Customer hereby waives any defense that any such instruction was not in writing as may be required by the relevant statutes or any other similar law, rule or regulation.


                                      10
                                                                      May 2005

      (j) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

      (k) Customer is aware of and agrees to be bound by the rules of the NASD applicable to the trading of security futures product contracts.

      (l) Customer is aware of and agrees not to violate applicable security futures product position limits.

      (m) Customer acknowledges that Calyon Financial has furnished it with a copy of the current Security Futures Risk Disclosure Statement.

      Customer agrees to promptly notify Calyon Financial in writing if any of the warranties and representations contained in this Section 17 become inaccurate or in any way cease to be true, complete and correct.

18    CALYON FINANCIAL'S REPRESENTATIONS AND WARRANTIES

      Calyon Financial represents and warrants that:

      (a) Calyon Financial is registered as a futures commission merchant with the CFTC and is a member of the National Futures Association.

      (b) Calyon Financial has all requisite authority, whether arising under applicable federal or state laws and rules and regulations, or the rules and regulations of any contract market or other self-regulatory organization to which Calyon Financial is subject, to enter into this Agreement.

      (c) This Agreement does not violate any applicable law, any judgment, order or agreement to which Calyon Financial or any of its property is subject or by which it or its property is bound.

      (d) This Agreement is a valid and binding agreement of Calyon Financial enforceable against Calyon Financial in accordance with its terms and the person signing and delivering the Agreement is duly authorized to do so on behalf of Calyon Financial.

19    SUCCESSORS AND ASSIGNS

      This Agreement shall inure to the benefit of Calyon Financial, its successors and assigns, and shall be binding upon Customer and Customer's executors, trustees, administrators, successors and assigns, provided, however, that this Agreement is not assignable by Customer without the prior written consent of Calyon Financial, which consent shall not be unreasonably withheld if such assignment is approved in accordance with Calyon Financial's credit policies and procedures.

20    MODIFICATION OF AGREEMENT; NON-WAIVER PROVISION

      This Agreement may only be altered, modified or amended by mutual written consent of the parties. The rights and remedies conferred upon the parties shall be cumulative, and its


                                      11
                                                                      May 2005
      forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

21    SEVERABILITY

      If any term or provision hereof or the application thereto to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

22    CAPTIONS

      All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

23    TERMINATION

      This Agreement shall continue in force until written notice of termination is given by Customer or Calyon Financial. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each Account to another futures commission merchant.

24    ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between Customer and Calyon Financial with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

25    GOVERNING LAW; CONSENT TO JURISDICTION

      (a) In case of a dispute between Customer and Calyon Financial arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws, and
            (ii) Customer will bring any legal proceeding against Calyon Financial in, and Customer hereby consents in any legal proceeding by Calyon Financial to the jurisdiction of, any state or federal court located within Chicago, Illinois, in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to Calyon Financial shall be deemed a proper service of process on the undersigned. Customer agrees that venue of all proceedings shall be in Chicago, Illinois.

      (b) Notwithstanding the provisions of Section 25(a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in Section 26. Notwithstanding such election, any question relating to whether Customer or Calyon Financial has commenced an arbitration proceeding in a timely manner, whether a dispute is within the


                                      12
                                                                      May 2005
            scope of the Arbitration Agreement or whether a party (other than Customer or Calyon Financial) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 25(a)(ii).

26    ARBITRATION AGREEMENT (OPTIONAL)

      Every dispute between Customer and Calyon Financial arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transaction giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to Calyon Financial at 550 West Jackson Blvd., Suite 500, Chicago, Illinois 60661-5716, Attention: Legal Department, within 45 days after demand by Calyon Financial that the Customer make such election, then Calyon Financial may make such election. Calyon Financial agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

      THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

      THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

      BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR CALYON FINANCIAL MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF CALYON FINANCIAL INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

      YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH CALYON FINANCIAL.

See 17 CFR 166.5.

Acceptance of this arbitration agreement requires a separate signature on page
15.

27    CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL)

      Without its prior notice, Customer agrees that when Calyon Financial executes sell or buy orders on Customer's behalf, Calyon Financial, its directors, officers, employees, agents, affiliates, and


                                      13
                                                                      May 2005
      any floor broker may take the other side of Customer's transaction through any Account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

28    AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL)

      Without limiting other provisions herein, Calyon Financial is authorized to transfer from any segregated account subject to the Commodity Exchange Act carried by Calyon Financial for the Customer to any other account carried by Calyon Financial for the Customer such amount of excess funds as in Calyon Financial's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said account. It is understood that Calyon Financial will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

29    TRANSMISSION OF STATEMENTS (CUSTOMER TO ELECT)

      Customer may elect and consent until further notice to receive statements solely by electronic means, including without limitation, by electronic mail or facsimile, and not by mail. Customer shall not incur any costs or fees in connection with the receipt of such statements by electronic transmission.

      By subscribing to electronic document delivery, the Customer understands and agrees to the following:

      (a) Customer has the right to receive daily and monthly statements by mail or electronically or a combination thereof.

      (b) The Customer has the right to request and receive a written confirmation of a specific trade and/or monthly statement, even if the Customer chooses to receive daily and monthly statements only by electronic means.

      (c) The Customer will not receive any other notice regarding the delivery of electronic documents, and the Customer takes sole responsibility for promptly notifying Calyon Financial in the event that documents fail to be properly delivered electronically.

      (d) The Customer may terminate the option to receive electronic document delivery at any time by notifying Calyon Financial in writing.


                                      14
                                                                      May 2005

OPTIONAL ELECTIONS/ACKNOWLEDGMENTS

The following provisions, which are set forth in this Agreement, need not be entered into to open the Account. Customer agrees that by its signature or checking the box (|X|) after each such election below its optional elections are as follows:

A)       ARBITRATION AGREEMENT:  (Agreement Paragraph 26)
                     (must sign and date) /s/ Brad Stern, 1/23/07
                                          -------------------------------------

B)       CONSENT TO TAKE THE OTHER SIDE OF ORDERS:  (Agreement Paragraph 27) |_|

C)       AUTHORIZATION TO TRANSFER FUNDS:  (Agreement Paragraph 28)          |_|

D)       INSTRUCTIONS TO RECEIVE STATEMENTS:  (Agreement Paragraph 29)

            Customer must complete the following:

            Customer, until further notice, elects delivery by electronic or facsimile or mail transmission for each category or a combination thereof (check the appropriate box(es)):

                                      Electronic        Facsimile      Mail

           Daily Statements                x               |_|          |_|
                (including confirmations and purchase and sale statements)

           Monthly Statements              x               |_|          |_|

E)       HEDGE ELECTION

            I) Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless Calyon Financial is notified otherwise not later than the time an order is placed for the Account: |_|

            II) Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of Calyon Financial's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

            A)    Liquidate all open contracts without first seeking
                  instructions either from or on behalf of Customer       |_|

            B)    Attempt to obtain instructions with respect to the
                  disposition of all open contracts.                      |_|
                  (If neither box is checked, Customer shall be deemed to elect A).


                                      15
                                                                      May 2005

REQUIRED DISCLOSURE/ACKNOWLEDGMENT

The undersigned hereby acknowledges (by checking the box below |X|) its separate receipt from Calyon Financial of the following documents, and its understanding of the following required document prior to the opening of the
Account:

      DISCLOSURE DOCUMENTS FOR FUTURES TRADING

      o     Risk Disclosure Statement for Futures and Options                 x

            o     Direct Foreign Order Transmittal

            o     Electronic Trading and Order Routing Systems Disclosure
                  Statement

            o Questions and Answers to Address Key Features of CME Rule 553 - Average Price System

            o Special Notice to Foreign Brokers and Foreign Traders - Designation of Calyon Financial Inc. as Agent

            o Position Limit and Large Open Position Reporting Requirements for Options and Futures Traded on The Hong Kong Exchanges

            o A Guide to the Structure and Market Terminology of the London Metal Exchange


REQUIRED CUSTOMER SIGNATURES

The undersigned has received, read, understands and agrees to all the provisions of this Agreement, and by checking the applicable boxes or signing above acknowledges that it has received and understood each such disclosure statement and/or made such consents or elections, and agrees to promptly notify Calyon Financial in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

AIS FUTURES FUND IV, L.P.
------------------------------------------------------------------------------
Customer Name(s)

/s/ Brad Stern                                                   1/23/07
------------------------------------------------------------------------------
Authorized Signature(s)                                             (Date)

Bradley C. Stern
------------------------------------------------------------------------------
[If applicable, print name and title of signatory]

CALYON FINANCIAL INC.
Accepted and Agreed:

By:      /s/ Angelique Murphy
         ------------------------
Name:    Angelique Murphy
         ------------------------
Title:   Senior V.P.
         ------------------------
Date:    02/06/07
         ------------------------


                                      16
                                                                      May 2005

                      SECURITY FUTURES PRODUCT REGULATORY
                       PROTECTIONS AND ACCOUNT ELECTIONS

This disclosure document is furnished to a customer that desires to engage in the trading of securities futures products pursuant to ss.41.41(b) of the Commodity Exchange Act and ss.240.15c3-3(o) of the Securities Exchange Act of 1934.

1. Set forth below are descriptions of protections provided by the requirements set forth (i) under the Securities Exchange Act Rule 15c3-3 and the Securities Investor Protection Act of 1970 applicable to a securities account, and (ii) under Section 4d of the Commodity Exchange Act applicable to a futures account.

      A. Protections for Securities Accounts. Positions in security futures products carried in a securities account are covered by SEC rules governing the safeguarding of customer funds and securities, which are
      Section 15(c)(3) of the Securities Exchange Act of 1934 and Rule 15c3-3 thereunder. Calyon Financial Inc. ("Calyon Financial") is required to follow these rules as a broker/dealer. These rules prohibit a broker/dealer from using customer funds and securities to finance its business. As a result, the broker/dealer is required to set aside funds equal to the net of all its excess payables to customers over receivables from customers. The rules also require a broker/dealer to segregate all customer fully paid and excess margin securities carried by the broker/dealer for customers.

      The Securities Investor Protection Corporation ("SIPC") also covers positions held in securities accounts. SIPC was created in 1970 as a non-profit, non-government, membership corporation, funded by member broker/dealers. Its primary role is to return funds and securities to customers if the broker/dealer holding these assets becomes insolvent. SIPC coverage applies to customers of current (and in some cases former) SIPC members. Most broker/dealers registered with the SEC are SIPC members; those few that are not must disclose this fact to their customers. SIPC members must display an official sign showing their membership. Calyon Financial is a member of SIPC.

      SIPC coverage is limited to $500,000 per customer, including up to $100,000 for cash. For example, if a customer has 1,000 shares of XYZ stock valued at $200,000 and $10,000 cash in the account, both the security and the cash balance would be protected. However, if the customer has shares of stock valued at $500,000 and $100,000 in cash, only a total of $500,000 of those assets will be protected.

      For purposes of SIPC coverage, customers are persons who have securities or cash on deposit with a SIPC member for the purpose of, or as a result of, securities transactions. SIPC does not protect customer funds placed with a broker/dealer just to earn interest. Insiders of the broker/dealer, such as its owners, officers, and partners, are not customers for purposes of SIPC coverage.

      B. Protections for Futures Accounts. If positions in security futures products are carried in a futures account, they must be segregated from a futures commission merchants' ("FCMs") or brokerage firm's own funds and cannot be borrowed or otherwise used for the firm's own purposes according to Section 4d of the Commodity Exchange Act and the rules thereunder.


                                      17
                                                                      May 2005

      Calyon Financial is a registered FCM and is required to follow these rules. If the funds are deposited with another entity (e.g., a bank, clearing broker, or clearing organization), that entity must acknowledge that the funds belong to customers and cannot be used to satisfy the FCM's debts. Moreover, although a brokerage firm may carry funds belonging to different customers in the same bank or clearing account, it may not use the funds of one customer to margin or guarantee the transactions of another customer. As a result, the brokerage firm must add its own funds to its customers' segregated funds to cover customer debits and deficits. Brokerage firms must calculate their segregation requirements daily.

      A customer may not be able to recover the full amount of any funds in its account if, in the unlikely event, Calyon Financial becomes insolvent and has insufficient funds to cover its obligations to all of its customers. However, customers with funds in segregation receive priority in bankruptcy proceedings. Furthermore, all customers whose funds are required to be segregated have the same priority in bankruptcy, and there is no ceiling on the amount of funds that must be segregated for or can be recovered by a particular customer.

      Please be aware that a futures account, including any contracts that may be defined as security futures products that are maintained in that account, is not provided with any protections under the Securities Investor Protection Act of 1970.

      Calyon Financial is also required to separately maintain funds invested in security futures contracts traded on a foreign exchange (foreign security futures contract). However, these funds may not receive the same protections once they are transferred to a foreign entity (e.g., a foreign broker, exchange or clearing organization) to satisfy margin requirements for those products.

2. Customer may choose or elect to hold its positions in and margin for security futures products ("SFPs") in either a securities account or futures account established and maintained by Calyon Financial.

3. Customer's election of account type for positions in and related margin for SFPs shall be made by completing the Account Election Form attached and returning it to Calyon Financial.

4. Customer may not change an election of account type after trading has commenced in SFPs.

5. The regulatory protections afforded a customer in connection with trading in security futures products differ depending on whether the positions are carried in a securities account or a futures account. If positions are carried in a securities account, Customer will not receive the protections available for futures accounts. Similarly, if positions are carried in a futures account, Customer will not receive the protections available for securities accounts.


                                      18
                                                                      May 2005

Futures Account Election

|_| Customer elects to hold positions in and related margin for securities futures products in a futures account established by Calyon Financial pursuant to Calyon Financial's Futures Account Agreement. [Please note if you elect to trade security futures products in a futures account, you must also complete account paperwork to open a securities account in the event that you take delivery on a security futures product.]

                                      or

Securities Account Election

|_| Customer elects to hold positions in and related margin for securities futures products in a securities account established by Calyon Financial pursuant to Calyon Financial's Securities & Options Account Agreement.

      [Please note if you elect to trade security futures products in a securities account, you must also complete account paperwork to open a securities account.]

AIS FUTURES FUND IV, L.P.
---------------------------------
(Name of Customer)

By:      /s/ Brad Stern
         ---------------------------------
Name:    Brad Stern
         ---------------------------------
Title:   Vice President
         ---------------------------------
Date:    01/23/07
         ---------------------------------


                                      19
                                                                      May 2005

                           FOR QUEBEC CUSTOMERS ONLY
      ADDENDUM TO THE FUTURES ACCOUNT AGREEMENT OF CALYON FINANCIAL INC.

THIS ADDENDUM ("Addendum") to the Futures Account Agreement ("Futures Account Agreement") dated ______________ ___, _____ between Calyon Financial Inc. ("Calyon Financial") and ________________________________ ("Customer") is made as of ________________.
Customer Name

Effective as of the date hereof, Customer and Calyon Financial agree that the Futures Account Agreement shall be amended in accordance with the following terms and conditions:

I.    WITH RESPECT TO QUEBEC CUSTOMERS ONLY:

      A. Section 17 of the Futures Account Agreement is hereby amended to add subdivisions (n):

            "Customer represents and warrants to and agrees with Calyon Financial that:

            . . .

            (n) the undersigned has read the following definitions of an "accredited investor" as defined in Multilateral Instrument 45-103 or a "sophisticated purchaser" as defined in the Securities Act (Quebec) and certifies that the undersigned is resident in Quebec or is otherwise subject to the laws of Quebec and is purchasing as principal for its own account and not for the benefit of another and is an accredited investor or sophisticated purchaser as indicated below [check one or more] or purchasing as agent or trustee for managed accounts and is an accredited investor as indicated below [check one or more]:

                  1.    |_|   a Canadian financial institution (meaning a
                              bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire authorized to carry on business in Canada or a province or territory of Canada), or an authorized foreign bank listed in Schedule
                              III of the Bank Act (Canada);

                  2.    |_|   the Business Development Bank of Canada
                              incorporated under the Business Development Bank of Canada Act (Canada);

                  3.    |_|   an association under the Cooperative Credit
                              Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under section 473(1) of that Act An association under the Cooperative Credit
                              Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under section 473(1) of that Act;

                  4.    |_|   a subsidiary of any person or company referred
                              to in paragraphs 1 to 3 above, if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

                  5.    |_|   a person or company registered under the
                              securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited


                                      20
                                                                      May 2005
                              market dealer registered under the Securities Act (Ontario) or the Securities Act
                              (Newfoundland and Labrador);

                  6.    |_|   an individual registered or formerly registered
                              under the securities legislation of a
                              jurisdiction of Canada, as a representative of a person or company referred to in paragraph 5 above;

                  7.    |_|   the government of Canada or a jurisdiction of
                              Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada;

                  8.    |_|   a municipality, public board or commission in
                              Canada;

                  9.    |_|   any national, federal, state, provincial,
                              territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

                  10    |_|   a pension fund that is regulated by either the
                              Office of the Superintendent of Financial
                              Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

                  11.   |_|   an individual who, either alone or jointly with
                              a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

                  12.   |_|   an individual whose net income before taxes
                              exceeded Cdn$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded
                              Cdn$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

                  13.   |_|   a person or company, other than a mutual fund or
                              non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least Cdn$5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements;

                  14.   |_|   a mutual fund or non-redeemable investment fund
                              that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

                  15.   |_|   a mutual fund or non-redeemable investment fund
                              that, in the local jurisdiction, distributes its securities under one or more prospectuses for which the regulator has issued receipts;

                  16.   |_|   a trust company or trust corporation registered
                              or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

                  17.   |_|   a person or company trading as agent on behalf
                              of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

                  18.   |_|   a registered charity under the Income Tax Act
                              (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;


                                      21
                                                                      May 2005

                  19.   |_|   an entity organized in a foreign jurisdiction
                              that is analogous to any of the entities referred to in paragraphs 1 to 5 and paragraph
                              10 above in form and function;

                  20.   |_|   a person or company in respect of which all of
                              the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

                  21.   |_|   the Caisse centrale Desjardins du Quebec;

                  22.   |_|   a financial services cooperative within the
                              meaning of an Act Respecting Financial Services
                              Cooperatives (Quebec);

                  23.   |_|   a person designated as a "sophisticated
                              purchaser" by the Quebec Autorite des marches financiers.

      For the purposes of this Addendum, the following definitions apply:

      "financial assets" means cash and securities;

      "mutual fund" includes an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security;

      "person" includes an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

      "related liabilities" means

      (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

      (b)   liabilities that are secured by financial assets.

      "subsidiary" means an issuer that is controlled by another issuer.

      For the purposes of this Addendum, an issuer is affiliated with another issuer if:

      (a)   one of them is the subsidiary of the other, or

      (b)   each of them is controlled by the same person or company.

      For the purposes of this Addendum, an issuer is controlled by a person or company if,

      (a) voting securities of the issuer are held, other than by way of security only, by or for the benefit of that person, and

      (b) the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the issuer.

      The undersigned: (a) if an individual, is making the above statement based on personal knowledge of his/her financial situation and has reviewed personal financial documentation with an accountant, financial advisor or other financial professional to


                                      22
                                                                      May 2005
      determine the above statement is true; or (b) if other than an individual, is making the above statement based on a review of its financial statements for the most recently completed financial year and any interim financial statements prepared since the end of such financial year and has undertaken such other review and due diligence necessary to determine and certify that it is an "accredited investor" as that term is defined in Multilateral Instrument 45-103 "Capital Raising Exemptions"; and the undersigned understands that Calyon Financial is relying on this certificate as evidence of the Customer's status as accredited investor or sophisticated purchaser.

      B. The parties have requested that this Futures Account Agreement and all related documents and agreements be drawn up in the English language only. Les parties aux presentes ont demande que la presente convention et tous les documents et conventions s'y rapportant soient redigees en langue anglaise seulement.

      C. Except as herein modified or amended, the provisions, conditions and terms of the Futures Account Agreement shall remain unchanged and in full force and effect.

      D. In the case of any inconsistency between the provisions of the Futures Account Agreement and this Addendum, the provisions of this Addendum shall govern and control.

      E. The capitalized terms used in this Addendum shall have the same definitions as set forth in the Futures Account Agreement to the extent that such capitalized terms are defined therein and not redefined in this Addendum.

CALYON FINANCIAL INC.                      AIS FUTURES FUND IV L.P.
                                           -------------------------------------
                                           (Customer Name)

By:      ______________________________    By:      /s/ John Hummel_____________
Name:    ______________________________    Name:    John Hummel_________________
Title:   ______________________________    Title:   President, AIS Futures
                                                    Management, LLC, its general
                                                    partner
Date:    ______________________________    Date:    ____________________________


                                      23
                                                                      May 2005

Chicago
Calyon Financial Inc.
550 West Jackson Blvd.
Suite 500
Chicago, Illinois 60661-5716
PHONE: 1-312-762-1000
FAX:  1-312-762-1001

New York
Calyon Financial Inc.
666 Third Avenue
14th Floor
New York, New York 10017
PHONE: 1-646-658-3960
FAX:  1-646-658-3999